SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): SEPTEMBER 11, 1998

                         HEALTHPLAN SERVICES CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      1-13772                   13-3787901
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

        3501 FRONTAGE ROAD, TAMPA, FLORIDA                       33607
     ----------------------------------------                 ----------
     (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (813) 289-1000

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On September 11, 1998 (the "Closing Date"), the Registrant sold its 50% interest in Sykes HealthPlan Services, Inc. to Sykes Enterprises, Incorporated. In accordance with the Stock Purchase Agreement effective September 1, 1998 (the "Purchase Agreement") among the Registrant, Sykes Enterprises, Incorporated ("Sykes"), and Sykes HealthPlan Services, Inc. ("SHPS"), Sykes paid the Registrant $30,555,000 in exchange for the Registrant's interest in SHPS. The purchase price, which was paid in cash on the Closing Date, was determined through arms' length negotiation between the parties.

         The Registrant and Sykes formed SHPS in December 1997. SHPS provides care management services, technology solutions, certain customer support services, and other outsourcing capabilities to the health care and insurance industries. The Registrant and Sykes each invested $17 million in SHPS and guaranteed a line of credit of up to $37.5 million to fund SHPS activities. In connection with the Registrant's sale of its interest in SHPS to Sykes, the Registrant was released from its guaranty of SHPS' obligations under the SHPS line of credit. At or shortly after the formation of SHPS, James K. Murray, Jr., Chief Executive Officer and Chairman of the Board of the Registrant, and William L. Bennett, Vice Chairman of the Board of the Registrant, became directors of SHPS. Messrs. Murray and Bennett resigned from the SHPS Board of Directors as of the Closing Date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION.

                         HEALTHPLAN SERVICES CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998
                                 (IN THOUSANDS)

                                                                      PRO FORMA
                                                         HISTORICAL   ADJUSTMENTS      PRO FORMA
                                                         ----------   -----------      ---------
                         ASSETS
Current assets:
  Cash and cash equivalents                               $  7,576      $   --         $  7,576
  Accounts receivable                                       34,012          --           34,012
  Prepaid expenses and other current assets                 20,444          --           20,444
                                                          --------      --------       --------
          Total current assets                              62,032          --           62,032
Property and equipment, net                                 26,976          --           26,976
Intangible assets, net                                     186,834          --          186,834
Other assets, net                                           25,068        (7,928)(a,b)   17,140
                                                          --------      --------       --------
          Total assets                                    $300,910      $ (7,928)      $292,982
                                                          ========      ========       ========
LIABILITIES, MINORITY INTEREST, AND  STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                        $ 14,301      $   --         $ 14,301
  Premiums payable to carriers                              43,554          --           43,554
  Accrued liabilities                                       26,299          --           26,299
  Other current liabilities                                 11,532         5,158 (b)     16,690
                                                          --------       -------       --------
          Total current liabilities                         95,686         5,158        100,844
Notes payable                                              115,240       (30,555)(b)     84,685
Other long-term liabilities                                  3,974          --            3,974
                                                          --------      --------       --------
          Total liabilities                                214,900       (25,397)       189,503
                                                          --------      --------       --------
Minority Interest                                              971          --              971
                                                          --------      --------       --------
Total stockholders' equity                                  85,039        17,469 (a,b)  102,508
                                                          --------      --------       --------
          Total liabilities, minority interest,
                and stockholders' equity                  $300,910      $ (7,928)      $292,982
                                                          ========      ========       ========

      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

                         HEALTHPLAN SERVICES CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)

                                                                          PRO FORMA
                                                           HISTORICAL     ADJUSTMENTS         PRO FORMA
                                                           ----------     -----------         ---------
Operating Revenues                                         $ 139,756       $    --            $ 139,756

Agent Commissions                                             34,077            --               34,077
General and Administrative                                   101,385            --              101,385
Gain on Sale of Investments                                   (5,365)           --               (5,365)
Interest Expense, Net                                          2,300          (1,023)(b)          1,277
Equity in Loss of Joint Venture                               11,751         (11,751)(a)           --
                                                            --------       ---------          ---------
Total Expenses                                               144,148         (12,774)           131,374
                                                            --------       ---------          ---------
Income Before Provision for Income Taxes
  and Minority Interest                                       (4,392)         12,774              8,382

(Benefit) Provision for Income Taxes                          (1,211)          4,854 (a,b)        3,643
                                                            --------       ---------          ---------
Income Before Minority Interest                               (3,181)          7,920              4,739

Minority Interest                                               (238)           --                 (238)
                                                            ---------      ---------          ---------
Net Income                                                  $  (2,943)     $   7,920          $   4,977
                                                            =========      =========          =========

Basic (Loss) Earnings Per Share of Common Stock             $   (0.20)                        $    0.34

Basic Weighted Average Number of Shares Outstanding            14,750                            14,750

Diluted Earnings Per Share of Common Stock                  $     n/a                         $    0.33

Diluted Weighted Average Number of Shares Outstanding             n/a                            15,064

      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

                         HEALTHPLAN SERVICES CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)

                                                                        PRO FORMA
                                                          HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                          ----------    -----------       ---------
Operating Revenues                                         $281,644      $   --            $281,644

Agent Commissions                                            65,674          --              65,674
General and Administrative                                  190,580          --             190,580
Interest Expense, Net                                         2,468          (114)(b)         2,354
Equity in Loss of Joint Venture                               2,850        (2,850)(a)          --
                                                           --------      --------          --------
Total Expenses                                              261,572        (2,964)          258,608
                                                           --------      --------          --------
Income Before Provision for Income Taxes
  and Minority Interest                                      20,072         2,964            23,036

Provision for Income Taxes                                    9,276         1,126 (a,b)      10,402
                                                           --------      --------          --------

Net Income                                                 $ 10,796      $  1,838          $ 12,634
                                                           ========      ========          ========

Basic Earnings Per Share of Common Stock                   $   0.72                        $   0.84

Basic Weighted Average Number of Shares Outstanding          15,004                          15,004

Diluted Earnings Per Share of Common Stock                 $   0.71                        $   0.83

Diluted Weighted Average Number of Shares Outstanding        15,164                          15,164

      The accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements are an integral part of these financial statements.

                         HEALTHPLAN SERVICES CORPORATION
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1 - BASIS OF PRESENTATION

         The foregoing Unaudited Pro Forma Condensed Consolidated Financial Statements illustrate the effect of the Company's disposition of its 50% equity interest in Sykes HealthPlan Services ("SHPS"). The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company at June 30, 1998 reflects the financial position of the Company after giving effect to the disposition of SHPS as if it had occurred at June 30, 1998. The Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 1998 and the year ended December 31, 1997 give retroactive effect to the disposition as if it had occurred at the beginning of the periods presented.

NOTE 2 - PRO FORMA BALANCE SHEET ADJUSTMENTS

a) Reflects the disposition of the Company's 50% equity interest in net assets and liabilities of SHPS.

b) Reflects the application of the proceeds of the sale, recognition of the gain on the sale, and the related tax liability. Note that the proceeds are used to reduce the line of credit balance in accordance with the Company's policy of using excess cash to pay down debt.

NOTE 3 - PRO FORMA INCOME STATEMENT ADJUSTMENTS

a) Reflects the elimination of the equity loss from SHPS' operations and the related tax effect of $4.5 million for the six months ended June 30, 1998.

b) Reflects incremental interest expense savings of $1.0 million and the related tax effect of $0.4 million due to the reduction of indebtedness by the amount of the proceeds from the sale. The reduction in expense was calculated based upon the average interest rate on outstanding indebtedness during the period.

c) Reflects the elimination of the equity loss from SHPS' operations and the related tax effect of $1.1 million for the year ended December 31, 1997.

d) Reflects incremental interest expense savings of $0.1 million due to the reduction of indebtedness by the amount of the proceeds from the sale. The reduction in expense was calculated based upon the average interest rate on outstanding indebtedness during the period.



(c)      EXHIBITS.

         See Exhibit Index on page 8.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be duly signed on its behalf by the undersigned hereunto duly authorized, on September 28, 1998.

                                  HEALTHPLAN SERVICES CORPORATION
                                  (Registrant)

                                  By: /s/ JAMES K. MURRAY, JR.
                                      -------------------------------
                                          James K. Murray, Jr.
                                          Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT                                                               SEQUENTIAL
NUMBER   DESCRIPTION                                                   PAGE NO.
-------  -----------                                                  ----------

2.1      Stock Purchase Agreement dated September 1, 1998 between          9
         HealthPlan Services Corporation, Sykes Enterprises,
         Incorporated, and Sykes HealthPlan Services, Inc.